EXHIBIT 1.A.(1)(b)

                                     SUSAN L. BLOUNT
                                     Vice President and Secretary

ThePrudential [LOGO]                 The Prudential Insurance Company of America
                                     751 Broad Street, Newark, NJ 07102-3777
                                     201 802-7770 Fax: 201 802-8287

                                     January 21, 1997

         I hereby certify that the following is a true copy of an extract from the minutes of a meeting of the Finance Committee of the Board of Directors of The Prudential Insurance Company of America held on December 10, 1996, at which meeting a quorum was present, and that said minute has not since been altered or rescinded:

  VIII. PRESIDENT, GROUP LIFE, BOSSI PRESENTED A PROPOSED INVESTMENT IN UNAFFILIATED MUTUAL FUNDS FOR PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2. After discussion, the Committee authorized:

         A. the Prudential Variable Contract Account GI-2 to invest, in addition to shares of portfolios of The Prudential Series Fund, Inc., in the ninety-four mutual funds listed in Exhibit A hereto, and any additional funds offered through Merrill Lynch, Van Wagoner, Lazard Freres & Co., LLC, Fidelity Investments, Pilgrim Baxter & Associates, Vanguard and Zurich Kemper Investments; and

         B. for the proper officers of Prudential to do or cause to be done in the name and on behalf of Prudential any and all acts and things, including, but not limited to, requests to regulatory authorities for approvals, exemptions and other actions and the execution and delivery of documents, papers and instruments, all as any such officer or officers may deem necessary, desirable or appropriate to execute the purposes and intents of the foregoing actions.


                                                             /s/ Susan L. Blount
                                                                    Secretary

                                    EXHIBIT A

                                  LIST OF FUNDS

NAME OF FUND                                                           MUTUAL FUND COMPANY
------------                                                           -------------------

Neuberger & Berman AMT Partners                                        Neuberger & Berman
Neuberger & Berman AMT Growth                                          Neuberger & Berman
Neuberger & Berman Limited Maturity Bond                               Neuberger & Berman
Royce Capital Trust                                                    The Royce Funds
Franklin Growth & Income Fund                                          Franklin Templeton
Franklin Capital Growth Fund                                           Franklin Templeton
Franklin Rising Dividends Fund                                         Franklin Templeton
Franklin Income Securities Fund                                        Franklin Templeton
Franklin Small Cap Fund                                                Franklin Templeton
Templeton Developing Markets Equity Fund                               Franklin Templeton
Templeton International Equity Fund                                    Franklin Templeton
Templeton International Smaller Companies Fund                         Franklin Templeton
Templeton Global Growth Fund                                           Franklin Templeton
Templeton Pacific Growth Fund                                          Franklin Templeton
Warburg Pincus Small Company Growth Portfolio                          Warburg Pincus
Warburg Pincus Equity Portfolio                                        Warburg Pincus
Warburg Pincus Post-Venture Capital Portfolio                          Warburg Pincus
Warburg Pincus Emerging Markets Portfolio                              Warburg Pincus
INVESCO VIF Industrial Income Portfolio                                INVESCO Funds
INVESCO VIF Total Return Portfolio                                     INVESCO Funds
INVESCO VIF Utilities Portfolio                                        INVESCO Funds
INVESCO VIF Dynamics Portfolio                                         INVESCO Funds
INVESCO VIF Small Company Growth Portfolio                             INVESCO Funds
INVESCO VIF Technology Portfolio                                       INVESCO Funds
INVESCO VIF Health Sciences Portfolio                                  INVESCO Funds
IAI Regional Retirement                                                Investment Advisers Inc.
IAI Balanced Retirement Fund                                           Investment Advisers Inc.
IAI Reserve Retirement Fund                                            Investment Advisers Inc.
The Berger IPT-100 Fund                                                Berger Funds
The Berger IPT-Small Company Growth Fund                               Berger Funds
The Berger IPT-Growth and Income Fund                                  Berger Funds
Regatta Gold Emerging Growth Fund                                      Massachusetts Financial
Regatta Gold Research Fund                                             Massachusetts Financial
Regatta Gold Total Return Fund                                         Massachusetts Financial
Regatta Gold Value Fund                                                Massachusetts Financial
Regatta Gold World Total Return Fund                                   Massachusetts Financial

                                      II-8

                                    EXHIBIT A

                                  LIST OF FUNDS

NAME OF FUND                                                           MUTUAL FUND COMPANY
------------                                                           -------------------

North American Securities Life Growth Trust                            Founders
North American Securities Life International                           Founders
Alliance Gallery Growth Portfolio                                      Alliance Capital Management
Alliance Gallery Growth & Income Portfolio                             Alliance Capital Management
Alliance Gallery Technology Portfolio                                  Alliance Capital Management
Alliance Gallery Premier Growth Portfolio                              Alliance Capital Management
Alliance Gallery Quasar Portfolio                                      Alliance Capital Management
Alliance Gallery International Portfolio                               Alliance Capital Management
Alliance Gallery Global Dollar Government Portfolio                    Alliance Capital Management
Janus Aspen Growth Portfolio                                           Janus Capital Corporation
Janus Aspen Aggressive Growth Portfolio                                Janus Capital Corporation
Janus Aspen Balanced Portfolio                                         Janus Capital Corporation
Janus Aspen Flexible Income Portfolio                                  Janus Capital Corporation
Janus Aspen International Growth Portfolio                             Janus Capital Corporation
Janus Aspen Worldwide Portfolio                                        Janus Capital Corporation
Dreyfus Capital Appreciation                                           Dreyfus Institutional Services
Dreyfus Growth & Income                                                Dreyfus Institutional Services
Dreyfus New Leaders                                                    Dreyfus Institutional Services
Dreyfus Third Century                                                  Dreyfus Institutional Services
Strong Special Fund II                                                 Strong Funds
Strong Discovery Fund II                                               Strong Funds
Strong Growth Fund II                                                  Strong Funds
Strong International Stock Fund II                                     Strong Funds
TCI Growth                                                             Twentieth Century
TCI Value                                                              Twentieth Century
TCI International                                                      Twentieth Century
AIM VI Capital Appreciation                                            AIM
AIM VI International Equity Fund                                       AIM
AIM Growth Fund                                                        AIM
AIM Value Fund                                                         AIM
AIM Growth & Income Fund                                               AIM
American Skandia Value plus Growth                                     Robertson Stephens & Co.
Equi-Select Value plus Growth                                          Robertson Stephens & Co.
Equi-Select Growth plus Income                                         Robertson Stephens & Co.
Golden American Growth plus Income                                     Robertson Stephens & Co.
Horizon Balanced Portfolio                                             Scudder, Stevens & Co.

                                    EXHIBIT A

                                  LIST OF FUNDS

NAME OF FUND                                                           MUTUAL FUND COMPANY
------------                                                           -------------------

Horizon Global Portfolio                                               Scudder, Stevens & Co.
Horizon Growth & Income Portfolio                                      Scudder, Stevens & Co.
Horizon International Portfolio                                        Scudder, Stevens & Co.
International Stock Portfolio                                          T. Rowe Price
New America Growth Portfolio                                           T. Rowe Price
Equity Income Portfolio                                                T. Rowe Price
Personal Strategy Balanced Portfolio                                   T. Rowe Price
Limited-Term Bond Portfolio                                            T. Rowe Price
Mid-Cap Growth Portfolio                                               T. Rowe Price
Prime Reserve Portfolio                                                T. Rowe Price
PCM Asia Pacific Growth Subaccount                                     Putnam Mutual Funds
PCM Diversified Income Subaccount                                      Putnam Mutual Funds
PCM Global Asset Allocation Subaccount                                 Putnam Mutual Funds
PCM Global Growth Subaccount                                           Putnam Mutual Funds
PCM Growth & Income Subaccount                                         Putnam Mutual Funds
PCM High Yield Subaccount                                              Putnam Mutual Funds
PCM New Opportunities Subaccount                                       Putnam Mutual Funds
PCM U.S. Government and High Quality                                   Putnam Mutual Funds
  Bond Subaccount
PCM Utilities Growth and Income Subaccount                             Putnam Mutual Funds
PCM Voyager Subaccount                                                 Putnam Mutual Funds
PCM Money Market Subaccount                                            Putnam Mutual Funds
PCM Fixed Account                                                      Putnam Mutual Funds

                                     II-10